Exhibit 10.1

SHARE TRANSFER AGREEMENT

This Share Transfer Agreement (this “Agreement”), dated as of October 7, 2026, is entered into by and among Lichen International Limited, a Cayman Islands exempted company (“Parent”), Legend Consulting Limited, a company formed under the laws of Hong Kong and an indirect wholly-owned subsidiary of Parent (“Transferor”), [*] (the “Transferee”) and Bondly Enterprises Limited, a company formed under the laws of Hong Kong and a wholly-owned subsidiary of the Transferor (the “Target”). Capitalized terms used in this Agreement have the meanings given to such terms herein.

RECITALS

WHEREAS, Transferor owns all of the issued and outstanding equity interest and shares of the Target (the “Transfer Shares”);

WHEREAS, Transferor is an indirect wholly-owned subsidiary of Parent;

WHEREAS, Transferor wishes to transfer to Transferee, Parent wishes to cause Transferor to transfer to Transferee, and Transferee wishes to accept the transfer of the Transfer Shares from Transferor (the “Transfer”), subject to the terms and conditions set forth herein; and

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows and acknowledge that the Transfer is being effected for no consideration and that this Agreement is binding notwithstanding the absence of consideration:

ARTICLE I
Transfer

Section 1.01 Transfer. Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 2.01), Transferor shall transfer to Transferee, and Transferee shall accept from Transferor, the Transfer Shares, free and clear of any mortgage, pledge, lien, charge, security interest, claim, community property interest, option, equitable interest, restriction of any kind (including any restriction on use, voting, transfer, receipt of income, or exercise of any other ownership attribute), or other encumbrance (each, an “Encumbrance”).

Section 1.02 No Consideration. One Hong Kong dollar is payable by Transferee to Transferor in connection with the Transfer, and no payment is required to be made at or in connection with the Closing.

ARTICLE II
CLOSING

Section 2.01 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on a date mutually agreed by the parties (the “Closing Date”).

Section 2.02 Transferor Closing Deliverables. At the Closing, Transferor shall deliver the Transfer Shares to Transferee.

Section 2.03 Transferee Closing Deliverables. Transferee shall not be required to deliver any monetary or other consideration or make any payment to Transferor at or in connection with the Closing.

Section 2.04 Parent Undertaking. Parent shall cause Transferor to perform all of its obligations under this Agreement, including the delivery of the Transfer Shares to Transferee at the Closing.

ARTICLE III
Representations and warranties of TRANSFEROR AND PARENT

Each of Transferor and Parent represents and warrants to Transferee that the statements contained in this Article III are true and correct as of the date hereof.

Section 3.01 Organization and Authority of Transferor. Transferor is a company duly organized, validly existing, and in good standing under the Laws (as defined in Section 3.02) of Hong Kong. Transferor has full corporate power and authority to enter into this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery by Transferor of this Agreement, the performance by Transferor of its obligations hereunder, and the consummation by Transferor of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Transferor. This Agreement constitutes a legal, valid and binding obligation of Transferor enforceable against Transferor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 3.02 No Conflicts or Consents. The execution, delivery, and performance by Transferor of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any provision of the memorandum and articles of associations, as amended, of the Transferor; (b) violate or conflict with any provision of any Law or Governmental Order applicable to Transferor; (c) require the consent, notice or other action by any Person under, violate or conflict with, or result in the acceleration of any agreement to which Transferor is a party; (d) require any consent, permit, Governmental Order, filing or notice from, with or to any Governmental Authority; except, in the cases of clauses (b) and (c), where the violation, conflict, acceleration or failure to obtain consent or give notice would not have a Material Adverse Effect and, in the case of clause (d), where such consent, permit, Governmental Order, filing or notice which, in the aggregate, would not have a Material Adverse Effect. For purposes of this Agreement: (i) “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law or other requirement or rule of law of any Governmental Authority; (ii) “Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority; (iii) “Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any arbitrator, court or tribunal of competent jurisdiction; (iv) “Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity; and (v) “Material Adverse Effect” means any event, occurrence, fact, condition or change that is materially adverse to the business, results of operations, financial condition or assets of the Target and Bondly Xiamen, taken as a whole.

Section 3.03 Organization and Authority of Parent. Parent is a company duly organized, validly existing, and in good standing under the Laws of the Cayman Islands. Parent has full corporate power and authority to enter into this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement and the performance by Parent of its obligations hereunder have been duly authorized by all requisite corporate action on the part of Parent. This Agreement constitutes a legal, valid and binding obligation of Parent enforceable against Parent in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

ARTICLE IV
Representations and warranties of THE TARGET

The Target represents and warrants to Transferee that the statements contained in this Article IV are true and correct as of the date hereof.

Section 4.01 Organizations, Authority, and Qualification of the Target. The Target is a company duly organized, validly existing, and in good standing under the Laws of Hong Kong and has full corporate power and authority to own, operate, or lease the properties and assets now owned, operated, or leased by it and to carry on its business as it is currently conducted. The Target is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect. All corporate actions taken by the Target in connection with this Agreement have been duly authorized.

Section 4.02 No Conflicts or Consents. The execution, delivery, and performance by the Target of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any provision of the memorandum and articles of associations, as amended, of the Target; (b) violate or conflict with any provision of any Law or Governmental Order applicable to the Target; (c) require the consent, notice or other action by any Person under, violate or conflict with, or result in the acceleration of any agreement to which the Target is a party; (d) require any consent, permit, Governmental Order, filing or notice from, with or to any Governmental Authority; except, in the cases of clauses (b) and (c), where the violation, conflict, acceleration or failure to obtain consent or give notice would not have a Material Adverse Effect and, in the case of clause (d), where such consent, permit, Governmental Order, filing or notice which, in the aggregate, would not have a Material Adverse Effect.

ARTICLE V
Representations and warranties of Transferee

Transferee represents and warrants to Transferor, Parent and the Target that the statements contained in this Article V are true and correct as of the date hereof.

Section 5.01 Binding Agreement. This Agreement constitutes a legal, valid and binding obligation of Transferee enforceable against Transferee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 5.02 No Conflicts; Consents. The execution, delivery and performance by Transferee of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) violate or conflict with any provision of any Law or Governmental Order applicable to Transferee; (b) require the consent, notice or other action by any Person under, violate or conflict with, or result in the acceleration of any agreement to which Transferee is a party; or (c) require any consent, permit, Governmental Order, filing or notice from, with or to any Governmental Authority; except, in the cases of clauses (a) and (b), where the violation, conflict, acceleration or failure to obtain consent or give notice would not have a material adverse effect on the Transferee’s ability to consummate the transactions contemplated hereby and, in the case of clause (c), where such consent, permit, Governmental Order, filing or notice which, in the aggregate, would not have a material adverse effect on the Transferee’s ability to consummate the transactions contemplated hereby.

Section 5.03 Purpose of Transfer. Transferee is accepting the Transfer Shares solely for its own account and not with a view to, or for offer or sale in connection with, any distribution thereof or any other security related thereto within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). Transferee acknowledges that Transferor has not registered the transfer of the Transfer Shares under the Securities Act or any state securities laws, and that the Transfer Shares may not be pledged, transferred, sold, offered for sale, hypothecated or otherwise disposed of except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable. Transferee has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of holding the Transfer Shares.

Section 5.04 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transfer based upon arrangements made by or on behalf of Transferee.

Section 5.05 Independent Investigation. Transferee has conducted its own independent investigation, review and analysis of the Target, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records and other documents and data of Transferor and the Target for such purpose. Transferee acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the Transfer, Transferee has relied solely upon its own investigation and the express representations and warranties of Transferor and Parent set forth in Article III of this Agreement and the express representations and warranties of Target set forth in Article IV of this Agreement; and (b) none of Transferor, Parent, the Target or any other Person has made any representation or warranty as to Transferor, Parent, the Target or this Agreement, except as expressly set forth in Article III and Article IV of this Agreement.

ARTICLE VI
Miscellaneous

Section 6.01 Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 6.02 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

Section 6.03 Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement, and any exhibits, the statements in the body of this Agreement will control.

Section 6.04 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 6.05 Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof. No single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

Section 6.06 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York in each case located in the city of New York and county of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.

Section 6.07 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Parent
Lichen International Limited

By	/s/ Ya Li
Name:	Ya Li
Title:	Chief Executive Officer

Transferor
Legend Consulting Limited

By	/s/ Ya Li
Name:	Ya Li
Title:	Director

Transferee

By	/s/ *
Name:	*

Target

Bondly Enterprises Limited

By	/s/_Zisu Zhou
Name:	ZHOU ZISU
Title:	Director